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                                                                   EXHIBIT 10.12

                               BACKSTOP AGREEMENT

          THIS BACKSTOP AGREEMENT (the "AGREEMENT") is made as of December 15, 2003 by and between Liberte Investors Inc., a Delaware corporation (the "COMPANY") and Hunter's Glen/Ford, Ltd., a Texas limited partnership ("HUNTER'S GLEN"). Except as otherwise indicated herein, capitalized terms used herein are defined in SECTION 8 hereof.

          WHEREAS, the Company is currently conducting a rights offering (the "RIGHTS OFFERING") to allow its stockholders (as of a certain record date) the right to purchase an additional 0.61 shares of its common stock, par value $0.01 per share (the "COMMON STOCK"), per share that each stockholder of the Company owns as of the record date established for the Rights Offering (each a "RIGHT," and collectively, the "RIGHTS"), at a price of $4.00 per share (the "SUBSCRIPTION PRICE"); and

          WHEREAS, Hunter's Glen has agreed to participate in the Rights Offering by exercising its pro rata share of the Rights and, in connection with the Rights Offering, has committed to subscribe for and exercise any Rights that remain unsold in the Rights Offering (the "BACKSTOP AMOUNT") at the Subscription Price (it being understood that other stockholders will not be offered the right to purchase any Rights that go unsubscribed in the Rights Offering).

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          Section 1. PARTICIPATION IN THE RIGHTS OFFERING; BACKSTOP.>>

          (a) PARTICIPATION IN THE RIGHTS OFFERING. Pursuant to the terms and subject to the conditions of this Agreement, Hunter's Glen hereby agrees to exercise prior to the expiration of the Rights Offering its pro rata share of the Rights, based on the total number of Rights to which Hunter's Glen is entitled in the Rights Offering and the total number of Rights being offered in the Rights Offering (its "PRO RATA SHARE") in accordance with the procedures set forth in the Company's Registration Statement on Form S-1 initially filed with the Commission on December __, 2003 (as amended, the "REGISTRATION STATEMENT") under the heading "The Rights Offering---Method of Exercising Rights," and to pay the aggregate Subscription Price for its Pro Rata Share of the Rights granted to it in the Rights Offering.

          (b) BACKSTOP. Pursuant to the terms and subject to the conditions of this Agreement, the Company hereby offers Hunter's Glen the right to subscribe for and exercise, in connection with the Rights Offering, at the Subscription Price the Backstop Amount. As soon as reasonably practicable following the expiration date of the Rights Offering as set forth in the Registration Statement (the "EXPIRATION DATE"), the Company and the subscription agent for the Rights Offering shall determine the Backstop Amount and provide notice thereof to Hunter's Glen. At the Closing, Hunter's Glen hereby agrees to subscribe for and exercise, at the Subscription Price, the Backstop Amount (it being understood that other stockholders will not be offered the right to purchase any Rights that go unsubscribed in the Rights Offering).

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          Section 2.   THE CLOSING.   Hunter's Glen's subscription for the
Backstop Amount hereunder shall take place as soon as reasonably practicable following the Expiration Date at a place mutually agreeable to the Company and Hunter's Glen (the "CLOSING"). At the Closing, the Company shall deliver to Hunter's Glen the certificates evidencing the shares of Common Stock subscribed for pursuant to SECTION 1, and Hunter's Glen shall deliver to the Company a cashier's check or wire transfer of immediately available funds to a bank account designated by the Company in the amount equal to the Subscription Price multiplied by the number of Rights included in the Backstop Amount.

          Section 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. As a material inducement to Hunter's Glen to enter into this Agreement and subscribe for the Rights, the Company hereby represents and warrants that:

          (a) ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement (including without limitation, the Rights Offering).

          (b) CAPITAL STOCK. As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) 10,000,000 shares of preferred stock, none of which shares shall be issued and outstanding and (b) 75,000,000 shares of Common Stock, of which approximately 46,339,430 shares shall be issued and outstanding (subject to adjustment following the exercise of any stock options granted under the LBI Stock Option Plan, of which 2,833,678 options are outstanding as of the date hereof). As of the Closing, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, were issued in compliance with federal and state securities laws, are fully paid and non-assessable and are listed on the New York Stock Exchange.

          (c) AUTHORIZATION; NO BREACH. The execution, delivery and performance of this Agreement and any other agreement contemplated hereby to which the Company is a party have been duly authorized by the Company. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets; and except for the registration of the Rights under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and applicable state securities laws in connection with the Rights Offering, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

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          (d)   BROKER'S FEES. There is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of the Company or any of its Affiliates who might be entitled to any fee, commission or reimbursement of expenses from Hunter's Glen as a result of consummation of the transactions contemplated hereby (including, without limitation, the Rights Offering).

          Section 4. REPRESENTATIONS AND WARRANTIES OF HUNTER'S GLEN. As a material inducement to the Company to enter into this Agreement, Hunter's Glen hereby represents and warrants that:

          (a) ORGANIZATION AND CORPORATE POWER. Hunter's Glen is a limited partnership duly organized, validly existing and in good standing under the laws of Texas and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. Hunter's Glen has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement (including without limitation, subscription for the Rights in the Rights Offering).

          (b) AUTHORIZATION; NO BREACH. The execution of this Agreement by Hunter's Glen and the consummation by Hunter's Glen of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Hunter's Glen is a party or by which Hunter's Glen is bound or to which any of its property or assets is subject, nor will such actions result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Hunter's Glen or its property or assets in each case in a manner that would adversely impact Hunter's Glen's ability to subscribe for the Rights hereunder; and, except for the registration of the Rights under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the Rights Offering, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by Hunter's Glen and the consummation by Hunter's Glen of the transactions contemplated hereby in each case in a manner that would adversely impact Hunter's Glen's ability to subscribe for the Rights and perform its obligations hereunder.

          (c) INVESTMENT REPRESENTATIONS. Hunter's Glen hereby represents that it is acquiring the Rights purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws. In addition, Hunter's Glen hereby represents that it is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Rights.

          (d) BROKER'S FEES. There is no investment banker, broker, finder or other intermediary or advisor that has been retained by or is authorized to act on behalf of Hunter's Glen who might be entitled to any fee, commission or reimbursement of expenses from either the

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Company or any of its Affiliates as a result of consummation of the transactions contemplated hereby, (including, without limitation, the Rights Offering).

          (e) SHARES OF COMMON STOCK BENEFICIALLY OWNED. As of the date hereof, Hunter's Glen is the beneficial owner of 8,002,439 shares of Common Stock.

          Section 5. CONDITIONS TO OBLIGATIONS OF EACH PARTY TO EFFECT THE CLOSING. The respective obligations of each party to consummate the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of each of the following conditions:

          (a) All consents by third parties (government or otherwise) that are required for the consummation of the transactions contemplated hereby (including, without limitation, the consummation of the Rights Offering) have been obtained on terms mutually agreeable to each party.

          (b) The Registration Statement shall have been timely filed with the Commission and declared effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or otherwise shall have been complied with.

          (c) No action, suit or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any jurisdiction or before any arbitrator wherein an unfavorable judgment, decree, injunction, order or ruling would prevent the performance of this agreement or any of the transactions contemplated hereby (including, without limitation, the Rights Offering), declare unlawful the transactions contemplated by this Agreement (including, without limitation, the Rights Offering) or cause such transactions to be rescinded.

          (d) The Rights Offer shall have been consummated in conformity with the requirements and conditions set forth in the Registration Statement.

          (e) The shares of Common Stock underlying the Rights shall have been authorized for listing on the New York Stock Exchange.

          Section 6. CONDITIONS TO OBLIGATIONS OF THE COMPANY TO EFFECT THE CLOSING. Subject to SECTION 5 above, the obligations of the Company to consummate the transactions contemplated hereby are subject to each of the representations and warranties of Hunter's Glen contained in this Agreement being true and correct in all material respects as of the date hereof and at and as of the Closing Date as if made at and as of such time, except that, to the extent such representations and warranties address matters only as of a particular date, such representations and warranties shall, to such extent, be true and correct at and as of such particular date as if made at and as of such particular date.

          Section 7. CONDITIONS TO OBLIGATIONS OF HUNTER'S GLEN TO EFFECT THE CLOSING. Subject to SECTION 5 above, the obligations of Hunter's Glen to consummate the transactions contemplated hereby and to purchase the Backstop Amount are subject to each of the representations and warranties of the Company contained in this Agreement being true and

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correct in all material respects as of the date hereof and at and as of the
Closing Date as if made at and as of such time, except that, to the extent such representations and warranties address matters only as of a particular date, such representations and warranties shall, to such extent, be true and correct at and as of such particular date as if made at and as of such particular date.

          Section 8. DEFINITIONS. For the purposes of this Agreement, the following terms have the meanings set forth below:

          "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

          "COMMISSION" means the Securities and Exchange Commission or any governmental body or agency succeeding to the functions thereof.

          "LBI STOCK OPTION PLAN" means the Liberte Investors Inc. 2002 Long Term Incentive Plan.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          Section 9. TERMINATION. This Agreement may be terminated at any time prior to the Closing, by either party as follows:

          (a)   by mutual written consent of the Company and Hunter's Glen;

          (b) by either the Company or Hunter's Glen if any governmental entity shall institute any suit or action challenging the validity or legality of, or seeking to restrain the consummation of, the transactions contemplated by this Agreement (including, without limitation, the issuance of Rights pursuant to the Rights Offering);

          (c) by the Company, in the event Hunter's Glen has breached any representation, warranty, or covenant contained in this Agreement, in any material respect, provided that the Company has notified Hunter's Glen of the breach, and the breach has continued without cure for a period of 15 days after the notice of such breach or for such longer period so long as such breach is curable by Hunter's Glen through the exercise of its reasonable efforts, and Hunter's Glen continues to exercise such reasonable efforts;

          (d) by Hunter's Glen, in the event that the Company has breached any representation, warranty, or covenant contained in this Agreement, in any material respect,

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provided that Hunter's Glen has notified the Company of the breach, and the breach has continued without cure for a period of 15 days after the notice of such breach or for such longer period so long as such breach is curable by the Company through the exercise of its reasonable efforts, and the Company continues to exercise such reasonable efforts; and

          (e) by either the Company or Hunter's Glen if the Agreement and Plan of Merger, dated as of the date hereof, by and among the Company, USAH Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of the Company, USAuto Holdings, Inc., a Delaware corporation ("USAUTO"), and the stockholders of USAuto is terminated pursuant to Section 10.1 thereof.

          Section 10. INDEMNIFICATION. The Company shall indemnify Hunter's Glen and hold it harmless, from and against and pay on behalf of or reimburse Hunter's Glen in respect of any claims, losses or expenses which Hunter's Glen may suffer, sustain, or become subject to, as a result of or relating to or arising out of any breach of any representation, warranty, covenant or agreement made by the Company contained in this Agreement. The provisions of this SECTION 10 shall be in addition to, rather than in lieu of, and shall not affect any rights or remedies Hunter's Glen may have pursuant to law, contract or otherwise.

          Section 11.  MISCELLANEOUS.

          (a) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that neither this Agreement nor any of the rights, interests, or obligations hereunder may be assigned by any party without the prior written consent of the other party, except that, Hunter's Glen may assign, in whole or in part, its rights and obligations pursuant to this Agreement to one or more of its Affiliates, provided that Hunter's Glen (i) will nonetheless remain liable for all of its obligations hereunder and (ii) shall give timely notice of any such assignment to the Company.

          (b) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          (c) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d) CONSTRUCTION. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. All references to Sections and Paragraphs refer to sections and paragraphs of this

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Agreement. The use of the word "including" in this Agreement shall be by way of example rather than limitation.

          (e) AMENDMENT AND WAIVER. The provisions of this Agreement may be amended and waived only with the prior written consent of each of the parties hereto.

          (f) COUNTERPARTS; FACSIMILE SIGNATURE. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may be executed by facsimile signature.

          (g) GOVERNING LAW. This Agreement will be governed in all respects by the laws of the State of Delaware, without regard to the principles of conflicts of law of such state.

          (h) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid.

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          IN WITNESS WHEREOF, the parties hereto have executed this Backstop
Agreement on the date first written above.

                                     LIBERTE INVESTORS INC.

                                     By:   /s/ Donald J. Edwards
                                           -------------------------------------
                                     Its:  President and Chief Executive Officer


                                     HUNTER'S GLEN/FORD, LTD.

                                     By:   Ford Diamond Corporation,
                                           general partner

                                           By:   /s/ Gerald J. Ford
                                                 -------------------------------
                                           Its:  President

                                     By:   /s/ Gerald J. Ford
                                           -------------------------------------
                                           Its: General Partner